CNB FINANCIAL CORPORATION 2019 OMNIBUS INCENTIVE PLAN RESTRICTED STOCK AGREEMENT COVER SHEET CNB Financial Corporation, a Pennsylvania corporation (the “Company”), hereby grants (the “Grant”) shares of its common stock, no par value per share (the “Stock”), to the Grantee named below, subject to the vesting and other conditions set forth below. Additional terms and conditions of the Grant are set forth in this cover sheet and in the attached Restricted Stock Agreement (collectively, the “Agreement”), in the Company’s 2019 Omnibus Incentive Plan (as amended from time to time, the “Plan”), and in any written employment or other written compensatory agreement between you and the Company or any Affiliate (if any, the “Employment Agreement”). Grantee’s Name: Grant Date: Number of Shares of Stock Covered by the Grant: Purchase Price per Share of Stock: Vesting Start Date: Vesting Schedule: 3-year Subject to your continued Service through each of the applicable vesting dates, one-third (1/3) of the shares of Stock subject to this Grant shall vest on each of the first (1st), second (2nd), and third (3rd) anniversaries of the Vesting Start Date. By your signature below, you agree to all of the terms and conditions described in the Agreement and in the Plan, a copy of which has been made available to you. You acknowledge that you have carefully reviewed the Plan and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent with the Plan. Grantee: Date: (Signature) Company: Date: (Signature) Name: Title: Exhibit 10.2

CNB FINANCIAL CORPORATION 2019 OMNIBUS INCENTIVE PLAN RESTRICTED STOCK AGREEMENT Restricted Stock This Grant is an award of Stock in the number of shares set forth on the cover sheet of this Agreement, at the purchase price set forth on the cover sheet of this Agreement, and subject to the vesting and other conditions set forth in this Agreement and in the Plan (the “Restricted Stock”). The purchase price, if any, is deemed paid by your prior services to the Company and its Affiliates. Nontransferability To the extent not yet vested, your shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, nor may the shares of Restricted Stock be made subject to execution, attachment, or similar process. If you attempt to do any of these things, you will immediately and automatically forfeit your shares of Restricted Stock. Vesting The Company will issue your Restricted Stock in your name as of the Grant Date set forth on the cover sheet of this Agreement. Your Restricted Stock will vest in accordance with the vesting schedule shown on the cover sheet, so long as you continue in Service on each applicable vesting date set forth on the cover sheet (each vesting date, a “Vesting Date”). Fractional shares shall be rounded down to the nearest whole share but, if applicable, shall be rounded up or down on the last applicable Vesting Date so that you are eligible to vest in the total number of shares of Stock covered by the Grant; provided, you may not vest in more than the number of shares of Stock covered by the Grant, as set forth on the cover sheet of this Agreement. Trading Restrictions If you are subject to any Company “blackout” policy or other trading restriction imposed by the Company (a “Restricted Period”) on an applicable Vesting Date, any vesting scheduled to occur on such date shall occur instead on the first subsequent date on which you are not subject to any such policy or restriction. For purposes of this provision, you acknowledge that you may be subject to a Restricted Period for any reason that the Company determines appropriate, including Restricted Periods generally applicable to employees or groups of employees or Restricted Periods applicable to you during an investigation of allegations of misconduct by you. Forfeiture of Unvested Stock Unless the termination of your Service triggers accelerated vesting or other treatment of your Grant pursuant to the terms of this Agreement, the Plan, or any other written agreement between the Company or Affiliate and you (including your Employment Agreement), in the event that your Service terminates for any reason, you will forfeit to the Company all of the shares of Restricted Stock subject to this Grant that have not yet vested or with respect to which all applicable restrictions and conditions have not lapsed.

Leaves of Absence For purposes of this Agreement, your Service does not terminate when you go on a bona fide employee leave of absence that was approved by the Company or an Affiliate in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, your Service will be treated as terminating ninety (90) days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work. The Company determines, in its sole discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan. Vesting upon Termination of Employment Death/Disability/Retirement/Termination without Cause or for Good Reason. If your Service terminates prior to the last Vesting Date for your Restricted Stock because of your death, Disability, Retirement (as defined below), your involuntary termination of employment by the Company without Cause, or your voluntary termination for Good Reason (as defined below), then 100% of your then-unvested shares of Restricted Stock will vest on the effective date of your termination. Other Termination of Employment. If, before the last Vesting Date for your Restricted Stock, you incur a termination of employment for any reason other than those specified above, whether voluntary or involuntary and prior to a Change in Control, you will forfeit all rights to receive any distribution of Restricted Stock. Definitions of Retirement and Good Reason For purposes of this Agreement, the following definitions will apply: (i) “Retirement” means termination of employment with the consent of the Company on or after the “normal retirement age” defined in any tax-qualified retirement plan maintained by the Company. (ii) “Good Reason” means the occurrence of either of the following circumstances, without your express written consent: (A) a material diminution in your base salary; or (B) a material diminution in your authority, duties, or responsibilities. Notwithstanding the foregoing, a resignation will not be considered to have been on account of Good Reason unless: (1) you provide the Company not less than 30 days’ advance notice in writing within 90 days of the initial occurrence of the condition that is the basis for such Good Reason and the Company does not correct the condition in the 30-day period; and (2) you resign no later than 60 days after the Company’s time period for correcting the condition has expired. Change in Control In the event of the consummation of a Change in Control prior to the last Vesting Date and subject to your continued Service through the effective time of the consummation of such Change in Control, then 100% of your then- unvested shares of Restricted Stock will vest as of immediately prior to the consummation of such Change in Control.

Issuance The issuance of the shares of Restricted Stock and shares of Stock under this Grant will be evidenced in such a manner as the Company, in its discretion, will deem appropriate, including, without limitation, book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates. As your interest in the Restricted Stock vests, the recordation of the number of shares of Restricted Stock and shares of Stock attributable to you will be appropriately modified. If and to the extent that the shares of Restricted Stock are represented by share certificates rather than book entry, all certificates representing the shares of Restricted Stock issued under this Agreement shall, where applicable, have endorsed appropriate legends. Withholding Taxes You agree, as a condition of this Grant, that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the payment of dividends on or the vesting of shares of Restricted Stock or otherwise relating to this Grant. In the event that the Company or any Affiliate determines that any federal, state, local, or foreign tax or withholding payment is required relating to this Grant, the Company or any Affiliate will have the right to require such payments from you or withhold such amounts from other payments due to you from the Company or any Affiliate. To satisfy this withholding obligation, the Company may provide you with the opportunity, in its discretion, to have the Company withhold shares of Stock otherwise issuable to you or by delivering to the Company shares of Stock already owned by you. If the Company provides you with the foregoing opportunity and you fail to make an election to do either, the Company may determine what method to use, including by withholding shares of Stock otherwise issuable to you. The shares of Stock so delivered or withheld must have an aggregate Fair Market Value equal to the withholding obligation and may not be subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. Section 83(b) Election Under Section 83 of the Code, the difference between the purchase price paid for the shares of Stock and their Fair Market Value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include the forfeiture as to unvested Stock described above. You may elect to be taxed at the time the shares of Restricted Stock are acquired, rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the Fair Market Value of the shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the Fair Market Value of the shares on the Grant Date. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30)-day period will result in the recognition of ordinary income by you (in the event the Fair Market Value of the shares as of the Vesting Date exceeds the purchase price) as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY CODE SECTION 83(b) ELECTION.

Retention Rights This Agreement and the Grant do not give you the right to be retained or employed by the Company or any Affiliate in any capacity. Unless otherwise specified in an employment or other written agreement between the Company or any Affiliate and you (including your Employment Agreement), the Company and any Affiliate reserve the right to terminate your Service at any time and for any reason. Stockholder Rights You have the right to vote the shares of Restricted Stock and to receive any dividends declared or paid with respect to such shares of Restricted Stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. No adjustments are made for dividends, distributions, or other rights if the applicable record date occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan. Your Restricted Stock will be subject to the terms of any applicable agreement of merger, liquidation, or reorganization in the event the Company is subject to such corporate activity.

Forfeiture of Rights Unless otherwise provided in your Employment Agreement or other written agreement between the Company or any Affiliate and you, if you should take actions in competition with the Company, or violate the non-solicitation covenant below, the Company shall have the right to cause a forfeiture of your unvested shares of Restricted Stock, and with respect to those shares of Restricted Stock vesting during the period commencing twelve (12) months prior to your termination of Service with the Company, the right to cause a forfeiture of those vested shares of Stock. Unless otherwise provided in your Employment Agreement or other written agreement between the Company or any Affiliate and you, you take actions in competition with the Company if, during your Service with the Company or its Affiliates or for a period of twelve (12) months thereafter, you directly or indirectly, own, manage, operate, join, or control, or participate in the ownership, management, operation, or control of, or are a proprietor, director, officer, stockholder, member, partner, or an employee or agent of, or a consultant to any business, firm, Company, partnership, or other entity which competes with any business in which the Company or any of its Affiliates is engaged during your employment or other relationship with the Company or its Affiliates or at the time of your termination of Service. Under the prior sentence, ownership of less than one percent (1%) of the securities of a public company shall not be treated as an action in competition with the Company. If the meaning of competition set forth in your Employment Agreement or other written agreement is inconsistent with the meaning set forth in this Agreement, then the definition set forth in your Employment Agreement or other written agreement shall control. Unless otherwise provided in your Employment Agreement or other written agreement between the Company or any Affiliate and you, you take actions in violation of the non-solicitation covenant during your Service with the Company or its Affiliates or for a period of twelve (12) months thereafter, you directly or indirectly solicit, hire, induce, entice or encourage or attempt to solicit, hire, induce, entice or encourage any employee of the Company or any of its Affiliates to render services for any other person, firm, entity or corporation or, except in the performance of your duties for the Company or its Affiliates, to terminate his or her employment with the Company or any of its Affiliates. If the meaning of violating the non-solicitation covenant set forth in your Employment Agreement or other written agreement is inconsistent with the meaning set forth in this Agreement, then the definition set forth in your Employment Agreement or other written agreement shall control. Clawback This Grant is subject to mandatory repayment by you to the Company to the extent you are or in the future become subject to (i) any Company “clawback” or recoupment policy or (ii) any law, rule, or regulation that requires the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of such policy or law, rule, or regulation. If the Company is required to prepare an accounting restatement due to (i) the material noncompliance of the Company with any financial reporting requirement under the securities laws or (ii) your misconduct (a “Triggering Event”), you will reimburse the Company the amount of any payment in settlement of this Grant earned or accrued during the three-year (3-year) period preceding the Triggering Event. Applicable Law This Agreement will be interpreted and enforced under the laws of the Commonwealth of Pennsylvania, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

The Plan The text of the Plan is incorporated into the Agreement by reference. Certain capitalized terms used in the Agreement are defined in the Plan and have the meaning set forth in the Plan. This Agreement, the Plan, and your Employment Agreement constitute the entire understanding between you and the Company regarding this Grant of Restricted Stock. Any prior agreements, commitments, or negotiations concerning this Grant are superseded; except that any written employment, consulting, confidentiality, non-solicitation, and/or severance agreement between you and the Company or any Affiliate will supersede this Agreement with respect to its subject matter. Data Privacy To administer the Plan, the Company may process personal data about you. Such data includes, but is not limited to, the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you, such as your contact information and payroll information, and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting this Grant, you give explicit consent to the Company to process any such personal data. Consent to Electronic Delivery The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this Grant you agree that the Company may deliver the Plan prospectus and the Company’s annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact the Company’s Human Resources Department to request paper copies of these documents. Code Section 409A The Grant is intended to be exempt from, or to comply with, Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Agreement will be interpreted and administered to be in compliance with Code Section 409A. Notwithstanding anything to the contrary in the Plan or this Agreement, neither the Company, its Affiliates, the Board, nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on you under Code Section 409A, and neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to you or to your estate or beneficiary by reason of any acceleration of income or any additional tax (including any interest and penalties), asserted by reason of the failure of the grant to satisfy the requirements of Code Section 409A or otherwise asserted with respect to the Grant. By signing the Agreement, you agree to all of the terms and conditions described above and in the Plan.